Fees Summary	Feb. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,250,000.00
Previously Paid Amount	2,071.50
Total Fee Amount	2,382.22
Total Offset Amount	0.00
Net Fee	$ 310.72